SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

                                (Amendment No. 3)


      Filed by Registrant |X|

      Filed by a Party other than the Registrant |_|

      Check the appropriate box:

      |X|   Revised Preliminary Proxy Statement

      |_|   Definitive Proxy Statement

                                WORLDWATER CORP.
------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                     BOARD OF DIRECTORS OF WORLDWATER CORP.
------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

      |X|   No fee required.

      |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

(4)   Proposed maximum aggregate value of transaction:

(5)   Total Fee Paid:


|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No:

(3)   Filing Party:

(4)   Date Filed:

(5) Set forth the amount on which the filing fee is calculated and state how it was determined.

                                WORLDWATER CORP.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD FRIDAY, SEPTEMBER 10, 2004

      As a stockholder of WorldWater Corp. (the "COMPANY"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Stockholders of the Company (the "ANNUAL MEETING") to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on September 10, 2004, at 3:00 p.m., Local time, for the following purposes:

            1. To elect two (2) Class 1 directors to serve until the 2007 annual meeting and until their successors are elected;

            2. To amend the Article 4 of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 135,000,000 to 160,000,000;

            3. To amend the Amended 1999 WorldWater Corp. Incentive Stock Option Plan to increase the amount of shares of Common Stock available under the Stock Option Plan from a maximum of 10,000,000 shares to a maximum of 15,000,000 shares;

            4. To approve the selection of Amper, Politziner & Mattia as the Company's independent public accountants for the year 2004; and

            5. To transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on July 9, 2004 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Only stockholders of record at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting. The transfer books of the Company will not be closed.

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, MANAGEMENT DESIRES TO HAVE THE MAXIMUM REPRESENTATION AT THE ANNUAL MEETING AND RESPECTFULLY REQUESTS THAT YOU DATE, EXECUTE AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

A proxy may be revoked by a stockholder any time prior to its use as specified in the enclosed proxy statement.

                                   By Order of the Board of Directors

                                   /s/ Quentin T. Kelly
                                   ---------------------------------------------
                                   QUENTIN T. KELLY,
                                   Chairman and Chief Executive Officer

Pennington,  New  Jersey
July 19,  2004

                             YOUR VOTE IS IMPORTANT.
                     PLEASE EXECUTE AND RETURN PROMPTLY THE
              ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED HEREIN.

                                WORLDWATER CORP.
                            PENNINGTON BUSINESS PARK
                                55 ROUTE 31 SOUTH
                          PENNINGTON, NEW JERSEY 08534

                                  _____________

                                 PROXY STATEMENT
                                  _____________

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD September 10, 2004

                                 _____________

TO  OUR  STOCKHOLDERS:

      This Proxy Statement is furnished to stockholders of WorldWater Corp. (the "COMPANY") for use at the Annual Meeting of Stockholders to be held at the Hopewell Valley Golf Club, Hopewell, New Jersey, on Friday, September 10, 2004, at 3:00 p.m., local time, or at any adjournment or adjournments thereof (the "ANNUAL MEETING"). The enclosed proxy is being solicited by the Board of Directors of the Company (the "BOARD") and is subject to revocation at any time prior to the voting of the proxy. Unless a different choice is indicated, all duly executed proxies received by the Company will be voted in accordance with the instructions set forth on the back side of the proxy card. The record of stockholders entitled to vote at the Annual Meeting was taken at the close of business on July 9, 2004 (the "RECORD DATE"). This Proxy Statement and the enclosed proxy card are being sent or given to stockholders on or about July 19, 2004.

VOTING PROCEDURES AND REVOCABILITY OF PROXIES

      The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with respect to the election of two (2) Class 1 directors; the amendment of the Company's Certificate of Incorporation to increase the number of shares of authorized Common Stock from 135,000,000 to 160,000,000; the amendment the Amended 1999 WorldWater Corp. Incentive Stock Option Plan to; the selection of Amper, Politziner & Mattia as the Company's independent public accountants for the year 2004; and on any other proposal properly brought before the Annual Meeting. The proxy card provides space for a stockholder to (a) vote for or against the nominees for Class 1 directors, (b) vote for or against the amendment of the Company's Certificate of Incorporation, (c) vote for or against the amendment of the Amended 1999 WorldWater Corp. Incentive Stock Option Plan, (d) vote for or against the selection of Amper, Politziner & Mattia, (e) vote for or against each proposal to be considered at the Annual Meeting, or (f) abstain from voting on any proposal other than the election of directors. The election of the directors will be decided by a plurality of the votes cast at the Annual Meeting by the holders of the Common Stock. For all matters, the affirmative vote of a majority of the votes present or represented by proxy and entitled to be cast at the Annual Meeting by holders of the Common Stock is required to take stockholder action.

      The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast by all holders of the Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, in person or by proxy, the Annual Meeting may be adjourned from time to time until a quorum is obtained. In the case of any meeting called for the election of directors, those who attend the second such adjourned meetings, although less than a majority, shall constitute a quorum for the purpose of electing directors. Shares as to which authority to vote has been withheld with respect to any matter brought to a vote before the stockholders will not be counted as a vote in favor of such matter.

      Abstentions and broker nonvotes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. With respect to all matters other than the election of directors, an abstention will have the same affect as a vote against any specified proposal. Stockholders are urged to sign the accompanying proxy card and return it promptly.

      When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the proxies designated on the proxy card in accordance with the stockholder's instructions. The proxies for the stockholders are Quentin T. Kelly and James Brown. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated proxies and inserting the name of such other person to act as his or her proxy. In that case, it will be necessary for the stockholder to sign the proxy card and deliver it to the person named as his or her proxy and for the person so named to be present and vote at the Annual Meeting. Proxy cards so marked should not be mailed to the Company.

      If a signed proxy card is returned and the stockholder has made no specifications with respect to voting matters, the shares will be voted (a) for the election of the nominees for Class 1 directors, (b) for the amendment of the Company's Certificate of Incorporation, (c) vote for or against the amendment of the Amended 1999 WorldWater Corp. Incentive Stock Option Plan, (d) for the selection of Amper, Politziner & Mattia and (e) at the discretion of the proxies, on any other matter that may properly come before the Annual Meeting or any adjournment of the Annual Meeting. When a stockholder returns a signed and dated proxy card or provides voting instructions by telephone or the Internet, the stockholder gives the proxies the discretionary authority to vote on the stockholders behalf on any other matter that is properly brought before the annual meeting. Valid proxies will be voted at the Annual Meeting and at any adjournment of the Annual Meeting in the manner specified.


      Any stockholder giving a proxy has the unconditional right to revoke it at any time before it is voted by any act inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy or personally appearing at the Annual Meeting and casting a contrary vote. However, no revocation will be effective unless notice of such revocation has been received by the Company at or prior to the Annual Meeting.

      Stockholder proposals may be submitted for inclusion in the Company's proxy statement for next year's annual meeting provided that the written proposal is received by the Company no later than December 31, 2004. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by the Company no later than December 31, 2004.


      The total issued and outstanding shares of common stock, $.001 par value per share (the "COMMON STOCK"), as of July 9, 2004 consisted of 61,902,389 shares.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

                                  PROPOSAL ONE
                          ELECTION OF CLASS 1 DIRECTORS

      Two (2) directors, Lange Schermerhorn and David Lifschultz, are nominated to be elected as Class 1 directors at the Annual Meeting. If elected, the Class 1 directors will hold office until the 2007 annual meeting of the stockholders or until their successors are duly elected and qualified. The election of the directors will be decided by a plurality of the votes entitled to be cast at the meeting by holders of Common Stock. The nominees have consented to serve if elected, but, if either nominee becomes unable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. Management has no reason to believe that the nominees will be unable to serve.

      Other nominations for election to the Board may be made by the Board, or by any stockholder or shareholder representing at least ten percent (10%) of the votes which all shareholders of the Company are entitled to cast.

      Lange Schermerhorn has served as a Director since 2001. A retired U.S. Ambassador, she is an economist who has spent 30 years in the Foreign Service and has covered the globe as a senior foreign officer in such places as Brussels, where she was Deputy Chief of Mission, with specific emphasis on economics relating to NATO and EU. She has also had significant Foreign Service experience in Sri Lanka, Vietnam, Tehran, London and Washington D.C. Ms. Schermerhorn's education and related experience include Mt. Holyoke College (B.A. 1961), Harvard Business School, and National War College.

      David Lifschultz has served as Chief Executive Officer and President of Lifschultz Terminal Leasing, an institutional holding company, since 1998. From 2002 to 2003, he also served as Chairman of Genoil, Inc., a Canadian oil technology company, and has served as Chairman and Chief Executive Officer of Genoil, Inc. from 2003 to the present. He spent nearly 30 years at Lifschultz Industries and was Chief Executive Officer from 1987 to 2001.

                   THE BOARD URGES STOCKHOLDERS TO VOTE "FOR"
               THE NOMINEES FOR CLASS 1 DIRECTORS SET FORTH ABOVE
        Unless Marked to the Contrary, Proxies Will be Voted For Approval

                                  PROPOSAL TWO
             AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION

      The Board of Directors has approved, and has recommended to the Company's stockholders, an amendment of the Company's Certificate of Incorporation that would increase the number of authorized shares of Common Stock, par value $.001 per share, from 135,000,000 to 160,000,000 (the "AMENDMENT"). The Amendment would revise Article 4 of the Certificate of Incorporation to read as follows:

      "Article 4. Authorized Capital. The total number of shares that may be issued by the Corporation is one hundred seventy million (170,000,000), of which:

            a) One hundred sixty million (160,000,000) shares with a par value of one-tenth of one cent ($.001) per share shall be designated as Common Stock; AND

            b) ten million (10,000,000) shares with a par value of one cent ($.01) per share shall be designated as Preferred Stock.

The designations, preferences and relative participations, options or other rights or qualifications, limitations or restrictions thereof shall be fixed by resolution of the Board of Directors."

      An increase in the number of authorized shares of Common Stock is necessary in order to consummate the transactions contemplated in that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") dated April 1, 2004 between the Company and SBI Brightline VIII LLC, a Delaware limited liability company ("SBI"). Pursuant to the Securities Purchase Agreement, SBI has agreed to purchase from the Company the following: (i) 7 million shares of the Common Stock of the Company at $0.17 per share (the "$0.17 TRAUNCHE"); (ii) 5 million shares of Common Stock of the Company at $0.22 per share (the "$0.22 TRAUNCHE"); (iii) 5 million shares of Common Stock of the Company at $0.27 per share; (iv) warrants exercisable for an aggregate of 2,100,000 shares of Common Stock at the exercise price of $0.17 per share; (v) warrants exercisable for an aggregate of 1,500,000 shares of Common Stock at the exercise price of $0.22 per share and (vi) warrants exercisable for an aggregate of 1,500,000 shares of Common Stock at the exercise price of $0.27 per share. In addition, SBI has agreed to loan the Company the principal sum of Eight Hundred Thousand Dollars ($800,000) (the "LOAN AMOUNT") effective as of April 5, 2004 (the "BRIDGE FINANCING"). Pursuant to the terms of the Bridge Financing, Four Hundred Thousand Dollars ($400,000) of the Loan Amount will be due and payable within three (3) days after receipt by the Company of the $0.17 Traunche. The balance of the Loan Amount will be due and payable upon the earlier of (i) receipt by the Company of the $0.22 Traunche, (ii) six (6) months from the date of the funding of the Loan Amount, or (iii) the breach by the Company of the Securities Purchase Agreement. In the event that all traunches referenced above should be purchased by SBI, the Company shall have the right for a period of six (6) months after the sale of the last traunche to require SBI to enter into an additional transaction on terms identical to those in the Securities Purchase Agreement. The consummation of the transactions contemplated under the Securities Purchase Agreement are contingent upon the Company's ability to issue the warrants described above.

      The following schedule indicates the number of shares of common stock outstanding as of July 9, 2004 and issuable under outstanding options, warrants and convertible securities.


                  ANALYSIS OF AVAILAVLE AUTHORIZED COMMON STOCK


Authorized Capital Stock                                          135,000,000

Shares Outstanding                                 61,902,389
Warrants Outstanding                               26,583,328

Shares attributable to Convertible Debt/Notes      22,441,025

SBI Potential Share Issue                          17,000,000

SBI Potential Warrants Issued                       5,100,000

Options Outstanding                                 6,346,205
Available Options                                   1,042,331
                                                  ------------   -------------
                                                   138,910,278     140,415,278

    Available Capital Stock                                         (5,415,278)


The Board of Directors believes that the transaction with SBI is a sound business opportunity that will benefit the Company by raising additional capital. This additional capital will accommodate the Company's anticipated growth and enable the Company to continue to pursue new business both nationally and internationally. Since year-end 2003, the Company has under construction in three months more than three times its total revenue for all of 2003 and currently has opportunities in the U.S. and in Iraq for large reconstruction usage of the Company's technology, requiring additional capital. Without the increase in authorized Common Stock, the Company will not be able to issue the warrants required to consummate the transactions under the Securities Purchase Agreement. Consequently, the Board of Directors urges the stockholders to vote for the increase in the authorized shares to enable the Company to take advantage of this unique opportunity.

      The Board of Directors believes that the authorization of shares of Common Stock in addition to the shares for the SBI transaction is necessary in order to accommodate the Company's anticipated growth and to pursue new business in California and other locations. The increased share authorization will provide the Company with an ability to raise capital funds that may be necessary to further develop its core business, to fund potential acquisitions, to finance inventory, to have shares available for use in connection with its stock option plans, and to pursue other corporate purposes that may be identified by the Board of Directors. The Board of Directors will determine whether, when and on what terms the issuance of shares of Common Stock may be warranted in connection with any future actions. No further action nor authorization by the Company's stockholders would be necessary prior to issuance of the additional shares of Common Stock authorized under the Amendment, except as may be required for a particular transaction by the Company's Certificate of Incorporation, by applicable law or regulatory agencies or by the rules of the NASDAQ Stock Market or of any stock exchange on which the Company's Common Stock may then be listed.

      Although an increase in the authorized shares of Common Stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by permitting easier dilution of the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction resulting in the acquisition of the Company by another company), the proposed Amendment is not in response to any effort by any person or group to accumulate the Company's stock or to obtain control of the Company by any means. In addition, the proposal is not part of any plan by the Board of Directors to recommend or implement a series of anti-takeover measures.

            THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL Unless Marked to the Contrary, Proxies Will Be Voted For Approval

                                 PROPOSAL THREE
          TO APPROVE THE AMENDMENT OF THE AMENDED 1999 WORLDWATER CORP.
                          INCENTIVE STOCK OPTION PLAN

      The Company's success is largely dependent upon the efforts of its key employees as well as its directors and consultants. In order to continue to attract, motivate and retain outstanding key employees, the Board of Directors believes it is essential to provide compensation incentives that are competitive with those provided by other companies. In addition, the Board of Directors believes it is important to further the identity of interests of key employees with those of the stockholders by encouraging ownership of the Company's Common Stock. Accordingly, the Board of Directors of the Company has adopted a resolution proposing an amendment to the Amended 1999 WorldWater Corp. Incentive Stock Option Plan (the "OPTION PLAN") that would increase the amount of shares of Common Stock available to be issued under the plan from a maximum of 10,000,000 shares to a maximum of 15,000,000 shares. The Option Plan, as amended, is attached hereto as Exhibit "A." At this time, the Company does not have specific plans to use shares available under the Option Plan.

      The following is a summary of certain major provisions of the existing Option Plan:

General

      Under the Option Plan, options covering shares of Common Stock are granted to key employees and directors of, and consultants to, the Company. The options are intended to qualify either as incentive stock options ("ISOS") pursuant to
Section 422 of the Code, or will constitute nonqualified stock options ("NQSOS"). Options may be granted at any time prior to April 30, 2009. Provided the stockholders approve the amendment to the Option Plan, a maximum of 15,000,000 shares of Common Stock (subject to adjustment to prevent dilution) would be available for issuance under the Option Plan. As of April 1, 2004, 6,346,205 options have been issued under the Option Plan to eligible recipients.

Administration

      The Option Plan will continue to be administered by the Compensation Committee, comprised of no less than two nor more than five non-employee directors (the "COMPENSATION COMMITTEE"). The Option Plan provides that the Compensation Committee has full and final authority to select the key employees, directors and consultants to whom awards are granted, the number of shares of Common Stock with respect to each option awarded, the exercise price or prices of each option, the vesting and exercise periods of each option, whether an option may be exercised as to less than all of the Common Stock subject to the option, and such other terms and conditions of each option, if any, that are not inconsistent with the provisions of the Option Plan. In addition, subject to certain conditions, the Compensation Committee is authorized to modify, extend or renew outstanding options. In general, the Compensation Committee is authorized to construe, interpret and administer the Option Plan and the provisions of the options granted thereunder, prescribe and amend rules for the operation of the Option Plan and make all other determinations necessary or advisable for its implementation and administration.

Eligibility

      Eligibility to participate in the Option Plan will continue to be limited to key employees and directors of, and consultants to, the Company and its subsidiaries as determined by the Compensation Committee.

Terms of Options and Limitations on Right to Exercise

      Under the Option Plan, the exercise price of options will not be less than the fair market value of the Common Stock on the date of grant (and not less than 110% of the fair market value in the case of an incentive stock option granted to an optionee owning 10% or more of the Common Stock of the Company). Options granted to employees, directors or consultants shall not be exercisable after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to an optionee owning 10% or more of the Common Stock of the Company) or such earlier date determined by the Board of Directors or the Compensation Committee.

      The Option Plan permits the exercise of options by payment of the exercise price in cash or by an exchange of shares of Common Stock of the Company previously owned by the optionee, or a combination of both, in an amount equal to the aggregate exercise price for the shares subject to the option or portion thereof being exercised. The optionee is entitled to elect to pay all or a portion of the aggregate exercise price by having shares of Common Stock having a fair market value on the date of exercise equal to the aggregate exercise price withheld by the Company or sold by a broker-dealer under certain circumstances. In addition, upon the exercise of any option granted under the Option Plan, the Company, in its discretion, may make financing available to the optionee for the purchase of shares of Common Stock subject to the option on such terms as the Compensation Committee shall approve. An option may not be exercised except (i) by the optionee, (ii) by a person who has obtained the optionee's rights under the option by will or under the laws of descent and distribution, or (iii) by a permitted transferee as contemplated by the Option Plan.

            THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL Unless Marked to the Contrary, Proxies Will Be Voted For Approval

                                PROPOSAL  FOUR

       TO APPROVE AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT
                      PUBLIC ACCOUNTANTS FOR THE YEAR 2004

      Amper, Politziner & Mattia, independent certified public accountants, has been selected by the Board of Directors as the Company's independent auditor for the current fiscal year. A representative of Amper, Politziner & Mattia is expected to be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

      THE BOARD URGES STOCKHOLDERS TO VOTE "FOR" THIS PROPOSAL Unless Marked to the Contrary, Proxies Will Be Voted "For" Approval.

MANAGEMENT

      The following table sets forth the names, ages and positions of the executive officers and directors of the Company as of April 1, 2004. Their respective backgrounds are described following the table:

NAME                       AGE               POSITION  WITH  THE  COMPANY
----                      -----              ----------------------------------
Quentin  T. Kelly          69                Chairman of the Board and
                                               Chief Executive Officer
Dr.  Anand  Rangarajan     54                Executive  Vice  President
Peter  I.  Ferguson        61                Vice  President
Joseph  Cygler             69                Director
Rolf  Frauenfelder         38                Director
Dr.  Davinder  Sethi       54                Director
Lange  Schermerhorn        64                Director
David  Lifschultz          58                Director

      Quentin T. Kelly founded WorldWater, Inc. in 1984 as a consulting and R&D company and has been Chairman and CEO since then. Mr. Kelly was previously Director of Information Services and Assistant to the President of Westinghouse Electric Corporation from 1965 to 1971 and subsequently became President of Kelly-Jordan Enterprises, Inc., a leisure products company from 1971 to 1975, and then President of Pressurized Products, Inc., manufacturers and international marketers of specialized water systems and products, from 1976 to 1984. Mr. Kelly is an alumnus of Kenyon College and holds three U.S. patents relating to water systems. He has many years' experience in international business relating to water and power needs in the developing world. He has worked on water supply and solar power projects with governments and several of the international assistance agencies (USAID, UNDP and UNICEF) and more than a dozen governments and private contractors throughout the world.

      Dr. Anand Rangarajan, Executive Vice President, has been employed by the Company since 1998. He has 20 years experience in all aspects of the solar electric business and has pioneered the development of several proprietary solar water pumping systems, products and markets. His systems have been installed in over 20 countries. He holds his Ph.D. in Engineering from the University of Wisconsin.

      Peter I. Ferguson, Vice President of Administration, joined WorldWater in 1989. He previously served as a vice president and general management executive and accountant for companies in New York and New Jersey. He graduated from Rutgers University in accounting and management.

      Joseph Cygler has been a Director of the Company since January 1997, and a former Vice President of Marketing and Executive Vice-President. He has been Chief Executive Officer of the CE&O Group, an organization assisting companies in operations management, since 1986. Previously he was an executive at Kepner-Tregoe, Inc., an international business consulting firm, from 1976 to 1986, an executive with Honeywell Information Systems from 1964 to 1976, and a marketing representative with International Business Machines from 1961 to 1964. Mr. Cygler has a BS in Engineering from the U.S. Military Academy at West Point.

      Rolf Frauenfelder has served as a Director since 1999. For the last 5 years, he has been the President of SparWohl Frauenfelder, an asset management company, based in Switzerland, principal investors in the Company. He is a graduate in Economics of Zurich University with an emphasis in Environmental Economics.

      Dr. Davinder Sethi, has served as Vice Chairman and Chief Financial Officer of Entrada Networks, Inc. since November 2001. In 1999 and 2000 he served as Chairman and Chief Executive Officer of iPing, Inc. Prior to 1999, he was an independent advisor to several high technology companies helping with strategy, business planning and financing. In addition, Dr. Sethi spent seven years at Bell Laboratories in operations research and communications network planning and seven years in corporate finance at AT&T. Dr. Sethi holds a Ph.D. and M.S. in Operations Research, Economics and Statistics from the University of California, Berkeley, and is a graduate of the Executive Management Program at Penn State. Dr. Sethi also serves on the Board of Directors of Pamet Systems, Inc. and Entrada Networks, Inc.

      Lange Schermerhorn has served as a Director since 2001. She is a retired U.S. Ambassador to Djibouti, is an economist who has spent 30 years in the Foreign Service and has covered the globe as a senior foreign officer in such places as Brussels, where she was Deputy Chief of Mission, with specific emphasis on economics relating to NATO and EU. She has also had significant Foreign Service experience in Sri Lanka, Vietnam, Tehran, London and Washington D.C. Ms. Schermerhorn's education and related experience include Mt. Holyoke College (B.A. 1961), Harvard Business School, and National War College.

      David Lifschultz has served as Chief Executive Officer and President of Lifschultz Terminal Leasing, an institutional holding company, since 1998. From 2002 to 2003, he also served as Chairman of Genoil, Inc., a Canadian oil technology company, and has served as Chairman and Chief Executive Officer of Genoil, Inc. from 2003 to the present. He spent nearly 30 years at Lifschultz Industries and was Chief Executive Officer from 1987 to 2001.

MEETING ATTENDANCE

      The business of the Company is managed under the direction of the Board. The Board meets during the Company's fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. The Board held three meetings and acted by unanimous written consent four times during the fiscal year ended December 31, 2003. All of the Directors attended the meetings held during the year.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a standing Audit Committee and a standing Compensation Committee. The Audit Committee met three times and the Compensation Committee met two times during the fiscal year ended December 31, 2003.

Messrs. Cygler and Sethi comprise the Audit Committee. The Audit Committee operates under a formal written charter. A copy of the Audit Committee's report and charter is attached to this Proxy Statement as APPENDIX A.

Messrs. Cygler and Sethi comprise the Compensation Committee. The Compensation Committee makes recommendations to the Board regarding the executive and employee compensation programs of our company. A copy of the Compensation Committee's report is attached to this Proxy Statement as APPENDIX B.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number and percentage of the shares of the registrant's Common stock owned as of June 1, 2004 by all persons known to the registrant who own more than 5% of the outstanding number of such shares, by all directors of the registrant, and by all officers and directors of the registrant as a group. Unless otherwise indicated, each of the stockholders has sole voting and investment power with respect to the shares beneficially owned.

Name and Address of                  Number of Shares                   Percent
Beneficial Owner(1)                  Beneficially Owned (1)            of Class
----------------------------         ----------------------           ----------

David  K.  Lifschultz                    5,655,001(2)                    10.3%
641 West 59th Street
New York, New York 10019

Quentin  T.  Kelly                       4,097,975(3)                     7.4%
Pennington Business Park
55 Route 31 South
Pennington, New Jersey 08534

Joseph  Cygler                             750,000(4)                     1.4%
Pennington Business Park
55 Route 31 South
Pennington, New Jersey 08534

Rolf  Frauenfelder                         637,713(5)                     1.3%
Pennington Business Park
55 Route 31 South
Pennington, New Jersey 08534

Dr.  Davinder  Sethi                       300,000(6)                       *%
Pennington Business Park
55 Route 31 South
Pennington, New Jersey 08534

Lange Schermerhorn                         300,000(7)                       *%
Pennington Business Park
55 Route 31 South
Pennington, New Jersey 08534

All Directors and Officers
as  a  group  (8  persons)              18,981,605                       29.0%

----------
*Less than 1%

(1) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock that such person has the right to acquire within 60 days of June 1, 2004. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has or have the right to acquire within such a date is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except community property laws, the Company believes based on information supplied by such persons, that the persons named in this table have sole voting and investment power with respect to all shares of Common Stock which they beneficially own.

(2) This amount includes 2,588,333 shares issuable upon the conversion of warrants outstanding as of June 1, 2004.

(3) This amount includes 866,060 shares owned by his wife, CFK Limited Partnership and QTK Limited Partnership which were formed for the benefit of Mr. Kelly's children, and options to purchase 1,617,975 shares outstanding as of June 1, 2004.

(4) This amount includes options to purchase 150,000 shares outstanding as of June 1, 2004.

(5) This amount includes options to purchase 150,000 shares outstanding as of June 1, 2004.

(6) This amount represents options to purchase 300,000 shares outstanding as of June 1, 2004.

(7) This amount represents options to purchase 200,000 shares outstanding as of June 1, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act of 1934, as amended (the "EXCHANGE ACT"), requires the Company's executive officers and directors and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the "REPORTING PERSONS") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. The Company believes that all filings required to be made by the Reporting Persons during the fiscal year ended December 31, 2003 were made on a timely basis.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY COMPENSATION TABLE

     The following table sets forth information with respect to the compensation paid by the Company to its chief executive officer and to each other executive officer of the Company who received at least $100,000 in salary and bonus during 2003 (the "NAMED EXECUTIVE OFFICERS").

                                                     LONG TERM
                                                     COMPENSATION
                     ANNUAL  COMPENSATION(1)         AWARDS
                     -----------------------         ------------
                                                     SECURITIES
NAME  AND               FISCAL                       UNDERLYING     ALL  OTHER
PRINCIPAL POSITION      YEAR     SALARY     BONUS    OPTIONS  (#)  COMPENSATION
------------------      ----     ------     -----    ------------  ------------
Quentin  T.  Kelly,     2003     $36,750      $0          120,000         $0
Chairman  &  Chief
Executive Officer       2002     $32,000      $0        1,310,000         $0

                        2001     $33,600      $0          420,000         $0
----------
(1) The Compensation described in this table does not include medical insurance and other benefits which are available generally to all employees of WorldWater and certain perquisites and other personal benefits, the value of which did not exceed the lesser of $50,000 or 10% of the executive officer's compensation in the table.

EQUITY COMPENSATION PLAN INFORMATION

The following table contains information regarding the Company's Equity Compensation Plans as of December 31, 2003:

PLAN CATEGORY                                   (A)                          (B)                             (C)
                                     NUMBER OF SECURITIES TO BE        WEIGHTED AVERAGE          NUMBER OF SECURITIES REMAINING
                                       ISSUED UPON EXERCISE OF         EXERCISE PRICE OF          AVAILABLE FOR FUTURE ISSUANCE
                                        OUTSTANDING WARRANTS,        OUTSTANDING WARRANTS,       UNDER EQUITY COMPENSATION PLANS
                                         OPTIONS AND RIGHTS           OPTIONS AND RIGHTS         (EXCLUDING SECURITIES REFLECTED
                                                                                                         IN COLUMN (A))
-------------                        --------------------------        ----------------          ------------------------------
Equity compensation plans
approved by security holders (1)              6,130,907                      $ 0.22                     3,869,093

Equity compensation plans
not approved by security holders                  --                             --                            --

Total                                         6,130,907                      $ 0.22                     3,869,093

----------
(1) The approved plan is the Amended 1999 WorldWater Corp. Incentive Stock Option Plan.

                 OPTION GRANTS FOR YEAR ENDED DECEMBER 31, 2003

                       (INDIVIDUAL GRANTS IN FISCAL YEAR)

                                NUMBER OF             PERCENT OF TOTAL
                                SECURITIES             OPTIONS GRANTED       EXERCISE PRICE
          NAME               UNDERLYING OPTIONS        TO EMPLOYEES           PER SHARE (1)       EXPIRATION DATE
          ----               ------------------       ----------------       ---------------      ---------------
Quentin T. Kelly                 120,000                    9.1%                 $0.15                 2013

----------
(1) All grants of options have been made with exercise prices equal to fair value at date of grant.

                            Aggregated Option Exercises
                      For Fiscal Year Ended December 31, 2003
                           And Year-End Option Values(1)

--------------------------------------------------------------------------------------------------------------------
                                                               Number of Securities        Value of Unexercised
                                                              Underlying Unexercised             In-the-
                                                             Options at Fiscal Year-         Money Options at
                                                                    End (#)(2)            Fiscal Year-End ($)(3)
--------------------------------------------------------------------------------------------------------------------
                      Shares
                      Acquired on
        Name          Exercise       Value Realized ($)     Exercisable  Unexercisable  Exercisable  Unexercisable
        ----          -----------    ---------------------  -----------  -------------  -----------  -------------
Quentin T. Kelly         0                  0               1,587,975           0             0              0
--------------------------------------------------------------------------------------------------------------------

----------
(1)   No stock appreciation rights are held by the named Executive Officer.

(2) The total number of unexercised options held as of December 31, 2003, separated between those options that were exercisable and those options that were not exercisable on that date.

(3) For all unexercised options held as of December 31, 2003, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. As required, the price used to calculate these figures was the closing sale price of the common stock at year's end, which was $0.14 per share on December 31, 2003.

DIRECTOR COMPENSATION

      The Company does not pay its non-employee directors although they are entitled to receive 50,000 shares of our common stock for each year of service on the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Included in notes payable and long-term debt in December 31, 2003 and 2002, are amounts payable to employees and directors as follows:

                                               2003           2002
                                               ----           ----

     Directors(1)                         $  185,894       $  8,000
     Employees(2)                            159,703         94,000
                                          ----------       --------
         Total                               345,597        102,000

     Less  current  maturities               262,703        102,000
                                          ----------       --------

Total long term note payable,
   related party                          $   82,894       $      0
                                          ==========       ========
----------
(1) Of this amount, Quentin Kelly loaned the Company the amount of $5,000 in 2002, Joseph Cygler loaned the Company the amount of $3,000 in 2003 and $3,000 in 2002, and David K. Lifshultz loaned the Company the amount of $182,894 in 2003.

(2) Of this amount, Peter I. Ferguson loaned the Company the amount of $98,000 in 2003 and $72,500 in 2002, and John Herman loaned the Company the amount of $61,703 in 2003 and 21,500 in 2002.

Amounts payable to directors includes a three year convertible loan dated January 30, face value of $100,000 bears interest at 10.00 percent per annum. Payments of interest are due semi-annually beginning in July 2003. The loan is convertible at the option of the holder at $0.15 per common share for a total of 666,667 shares.

All other amounts payable to employees, directors and their immediate relatives are due on demand. Interest rates on these notes accrue at 10% per annum.

      The Company leased office and laboratory facilities from the Chairman of the Company on a month to month basis. Lease payments to the Chairman were $39,000 for 2003 and $33,000 in 2002.

INDEPENDENT PUBLIC ACCOUNTANTS

Audit Fees

The aggregate fees billed by for professional services for the audit of the annual financial statements of the Company and the reviews of the financial statements included in the Company's quarterly reports on Form 10-QSB for 2003 and 2002 were $80,000 and $45,000, respectively, net of expenses and an additional $38,000 in 2003 for audit fees related to filing amendments on prior years.

Audit-Related Fees

There was $0 of other fees billed during 2003 for assurance and related services that were reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above.

Tax Fees

There were no other fees billed by our independent auditors during the last two fiscal years for tax compliance for 2003 and 2002.

All Other Fees

There were no other fees billed by our independent auditors during the last two fiscal years for products and services provided.

STOCKHOLDER PROPOSALS


      Stockholder proposals may be submitted for inclusion in the Company's proxy statement for next year's annual meeting provided that the written proposal is received by the Company no later than December 31, 2004. These proposals also will need to comply with Securities and Exchange Commission regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Similarly, in order for a stockholder proposal to be raised from the floor during next year's annual meeting, written notice must be received by the Company no later than December 31, 2004.

CODE OF ETHICS

We have adopted a written Code of Ethics that applies to all of our directors, officers and employees. A copy of our Code of Ethics is available on our website at www.worldwater.com and print copies are available to any shareholder that requests a copy. Any amendment to the Code of Ethics or any waiver of the Code of Ethics will be disclosed on our website at www.worldwater.com promptly following the date of such amendment or waiver.


PERSONS MAKING THE SOLICITATION

The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The cost of soliciting proxies in the accompanying form will be paid by the Company. Officers of the Company may solicit proxies by mail, telephone or telegraph. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of shares of the Common Stock.

OTHER MATTERS

      The Board of Directors is not aware of any matter to be presented for action at the meeting other than the matters set forth herein. Should any other matter requiring a vote of stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in accordance with their best judgment in the interest of the Company.

FINANCIAL STATEMENTS


      Our annual report to stockholders is being mailed to you with this proxy statement. The annual report to stockholders includes audited balance sheets as of December 31, 2003 and 2002, and audited statements of operations and cash flows for each of the years then ended. We have filed our annual report on Form 10-K for the year ended December 31, 2003 with the Securities and Exchange Commission. It is available at the Securities and Exchange Commission's website at www.sec.gov. The quarterly report of the Company on Form 10-QSB for the quarter ended March 31, 2004 also is included with this proxy statement.


      THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH PERSON TO WHOM A COPY OF THIS PROXY STATEMENT IS DELIVERED, UPON THE WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF TERRI LYN HARRIS, WORLDWATER CORP., PENNINGTON BUSINESS PARK, 55 ROUTE 31 SOUTH, PENNINGTON, NEW JERSEY 08534.

                                        By Order of the Board of Directors,


                                        /s/  Quentin  T.  Kelly
                                        ----------------------------------------
                                        QUENTIN  T.  KELLY,
                                        Chairman  and  Chief Executive Officer

July 19,  2004

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER
                                WORLDWATER CORP.

-     PURPOSE

      The primary purpose of the Audit Committee (the "COMMITTEE") is to assist the Board of Directors ("BOARD") in fulfilling its responsibilities to oversee management's conduct of the Company's financial reporting process, including oversight of the following:

1. The financial reports and other financial information provided by the Company to any governmental or regulatory body, and the public or others.

2.    The Company's system of internal accounting and financial controls.

3.    The annual independent audit of the Company's financial statement.

4. The Company's interim financial statements and communications associated with this information.

      The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have full and direct access to the independent auditors as well as anyone in the Company. The Board and the Audit Committee are to represent the Company's stockholders. Accordingly, the independent auditors are accountable to the Board and the Audit Committee.

-     MEMBERSHIP

      The Committee shall be comprised of not less than two members of the Board. The members will be appointed annually by the Board. Only independent directors will serve on the Committee. An independent director is free of any relationship that could influence his or her judgment as a Committee member. An independent director may not be associated with a major vendor to, or customer of, the Company.

      All members of the Committee must be financially literate or become so within a reasonable period of time after appointment to the Committee. In addition, at least one member will have accounting or related financial management expertise.

-     GENERAL RESPONSIBILITIES

      In performing its oversight responsibilities, the Committee shall do the following:

1. The Committee provides open avenues of communication between the independent accountant and the Board of Directors.

2. The Committee must report Committee actions to the full Board of Directors and may make appropriate recommendations.

3. The Committee has the power to conduct or authorize investigations into matters within the Committee's scope of responsibilities. The Committee is authorized to retain independent counsel, accountants or others it needs to assist in an investigation.

4. The Committee meets in conjunction with each regularly schedule meeting of the Board of Directors, or more frequently as circumstances require.

5. The Committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

6. The Committee will do whatever else the law, the Company's charter or bylaws or the Board of Directors require.

-     KEY RESPONSIBILITIES FOR ENGAGING INDEPENDENT ACCOUNTANTS

1. The Committee will select the independent accountants for company audits, subject to approval by the Board of Directors. The Committee also will review and set any fees paid to the independent accountants and review and approve dismissal of the independent accountants.

2. The Committee will confirm and assure the independence of the independent accountant, including a review of management consulting services provided by the independent accountant and the fees paid for them.

3. The Committee will consider, in consultation with the independent accountant the audit scope and procedural plans made by them.

4. The Committee will listen to management and the primary independent auditor if either thinks there might be a need to engage additional auditors. The Committee will decide whether to engage an additional firm and, if so, which one.

5. Review with the independent accountants all communications required by appropriate regulatory entities.

- RESPONSIBILITIES FOR REVIEWING THE ANNUAL EXTERNAL AUDIT AND THE QUARTERLY AND ANNUAL FINANCIAL STATEMENTS

1. The Committee will ascertain that the independent accountant views the Board of Directors as its client, that it will be available to the full Board of Directors at least annually and that it will provide the Committee with a timely analysis of significant financial reporting issues.

2. The Committee will ask management and the independent accountant about significant risks and exposures and will assess management's steps to minimize them.

3. The Committee will review the following with the independent accountant:

      a. The adequacy of the Company's internal controls, including computerized information system controls and security.

      b. Any significant findings and recommendations made by the independent accountant with management's responses to them.

4. Shortly after the annual examination is completed, the Committee will review the following with management and the independent accountant:

      a. The Company's annual financial statements and related footnotes.

      b. The independent accountant's audit of and report on the financial statements.

      c. The auditor's qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

      d. Any serious difficulties or disputes with management encountered during the course of the audit.

      e. Anything else about the audit procedures of findings that GAAS requires the auditors to discuss with the Committee.

5. The Committee will review annual filings with the SEC and other published documents containing the company's financial statements and will consider whether the information in the filings is consistent with the information in the financial statements.

6. The Committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

-     BUSINESS CONDUCT

1. Review and update the Committee's charter annually.

2. Review policies and procedures covering officers' expense accounts and perquisites, including their use of corporate assets and consider the results of any review of those areas by the independent accountant.

3. Review with the Company's general counsel and others any legal, tax, or regulatory matters that may have a material effect on the organization's operational or financial statements, compliance policies and programs and reports from regulators.

4. Meet with the independent accountant and management in separate executive sessions to discuss any matters that these groups believes should be discussed privately with the Committee.

5. Review transactions with the Company in which the Directors or Officers of the Company have an interest.

The Audit Committee serves in an oversight capacity and as such does not determine or provide opinions on the completeness, accuracy or adherence to generally accepted accounting principles of the Company's financial statements.

                        AUDIT COMMITTEE'S REPORT FOR 2003

The Audit Committee of the Board of Directors, comprised of two independent directors, held three meetings during the year. The Audit Committee met with the independent public accountants and management to assure that all were carrying out their respective responsibilities. The Committee reviewed the performance and fees of the independent public accountants prior to recommending their appointment, and met with them to discuss the scope and results of their audit work, including the adequacy of internal controls and the quality of the financial reporting.

The Committee discussed with the independent public accountants their judgments regarding the quality and acceptability of the Company's accounting principles, the clarity of its disclosures and the degree of aggressiveness or conservatism of its accounting principles and the underlying estimates. The Committee discussed with and received a letter from the independent public accountants confirming their independence. The independent public accountant had full access to the Committee, including regular meetings without management present. Additionally, the Committee reviewed and discussed the audited financial statements with management and recommended to the Board of Directors that these financial statements be included in the Company's Form 10-KSB filing with the Securities and Exchange Commission.

The foregoing audit committee report shall not be deemed to be "soliciting material" or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any past or future filing under the securities act or the exchange act, except to the extent the company specifically incorporates it by reference into such filing.

                                        AUDIT  COMMITTEE

                                        Dr. Davinder Sethi
                                        Joseph Cygler

                                   APPENDIX B

                        COMPENSATION COMMITTEE REPORT ON
                             EXECUTIVE COMPENSATION

The compensation of our executive officers is determined by the compensation committee of our board of directors on an annual basis. Our compensation committee considers all elements of compensation in making its determinations. With respect to those executive officers who do not serve on our board of directors, our compensation committee also considers the recommendations of our chairman of the board and chief executive officer. The principal elements of compensation for our executive officers are base salary, cash bonuses and stock incentives and stock options.

We have previously relied and intend to continue to rely heavily on stock options to provide incentive compensation to our executive officers and other key employees and to align their interests with those of our stockholders. In that regard, stock options were granted to all of our officers (other than the chief executive officer) during the year. All of these options are exercisable at fair market value.

                                  SUBMITTED BY

                             COMPENSATION COMMITTEE

                        Davinder Sethi and Joseph Cygler

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

                                   EXHIBIT "A"

                                WORLDWATER CORP.
                       THIRD AMENDMENT AND RESTATEMENT OF
                        1999 INCENTIVE STOCK OPTION PLAN,
                       -----------------------------------

                                    ARTICLE I
                      Establishment, Purpose, and Duration

      1.1 Establishment of the Plan. WorldWater Corp., a Delaware corporation (the "COMPANY"), hereby establishes an incentive compensation plan for the Company and its subsidiaries to be known as the "Second Amendment and Restatement of 1999 Incentive Stock Plan", as set forth in this document. Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1 herein. The Plan permits the grant of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.

      The Plan was adopted by the Board of Directors of the Company on April 30, 1999, and became effective on June 17, 1999 (the "EFFECTIVE DATE"). The Plan was amended in June 2001 and in June 2003.

      1.2 Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Key Employees that will promote the identification of their personal interest with the long-term financial success of the Company and with growth in shareholder value. The Plan is designed to provide flexibility to the Company including its subsidiaries, in its ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

      1.3 Duration of the Plan. The Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article XI herein, until August 25, 2009, at which time it shall terminate except with respect to Awards made prior to, and outstanding on, that date which shall remain valid in accordance with their terms.

                                   ARTICLE II
                                   Definitions

      2.1 Definitions. Except as otherwise defined in the Plan, the following terms shall have the meanings set forth below:

            a. "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            b. "Agreement" means a written agreement implementing the grant of each Award signed by an authorized officer of the Company and by the Participant.

            c. "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Non-qualified Stock Options and Restricted Stock.

            d. "Award Date" or "Grant Date" means the date on which an Award is made by the Committee under this Plan.

            e. "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

            f. "Board" or "Board of Directors" means the Board of Directors of the Company, unless otherwise indicated.

            g. "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

                  (i) any Person (other than the Company, any Subsidiary, a trustee or other fiduciary holding securities under any employee benefit plan of the Company, or its Subsidiaries), who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) if, at any time after the Effective Date, the composition of the Board of Directors of the Company shall change such that a majority of the Board of the Company shall no longer consist of Continuing Directors; or (iii) if at any time, (1) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (2) any Person shall consolidate with or merge with the Company, and the Company shall be the continuing or surviving corporation and, in connection therewith, all or part of the outstanding Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (3) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a subsidiary of any other Person, or (4) the Company shall sell or otherwise transfer 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

            h. "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            i. "Committee" means the Board of Directors of the Company or committee established by the Board to administer the Plan pursuant to Article III herein, all of the members of which shall be "non-employee directors" as defined in Rule 16b-3, as amended, under the Exchange Act or any similar or successor rule. There shall be no fewer than two, nor more than five, members on the Committee. Unless otherwise determined by the Board of Directors of the Company, the Compensation Committee shall constitute the Committee.

            j. "Company" means WorldWater Corp., or any successor thereto as provided in Article XIII herein.

            k. "Continuing Director" means an individual who was a member of the Board of Directors of the Company on the Effective Date or whose subsequent nomination for election or re-election to the Board of Directors of the Company was recommended or approved by the affirmative vote of two-thirds of the Continuing Directors then in office.

            l. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            m. "Fair Market Value" of a Share means the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

            n. "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article VI herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422A of the Code.

            o. "Key Employee" means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

            p. "Non-qualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article VI herein, which is not intended to be an Incentive Stock Option.

            q. "Option" means an Incentive Stock Option or a Non-qualified Stock Option.

            r. "Participant" means a Key Employee who is granted an Award under the Plan.

            s. "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, pursuant to Article VIII herein.

            t. "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

            u. "Plan" means the Amended WorldWater Corp. 1999 Incentive Stock Plan, as described and as hereafter from time to time amended.

            v. "Related Option" means an Option with respect to which a Stock Appreciation Right has been granted.

            w. "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article VII herein.

            x. "Stock" or "Shares" means the common stock of the Company.

            y. "Subsidiary" shall mean a corporation at least 50% of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

                                   ARTICLE III
                                 Administration

      3.1 The Committee. Except as otherwise reserved for consideration and approval by the Board of Directors, the Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration.

            (a) Subject to the provisions of the Plan, the Committee shall have the following plenary powers: (i) to establish, amend or waive rules or regulations for the Plan's administration; (ii) except in those instances in which a dispute arises, to construe and interpret the Agreements and the Plan; and (iii) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

            (b) (1) Subject to the provisions of the Plan, the Committee shall have the following qualified powers that shall be subject to approval, amendment and modification by the Board of Directors: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan in the event of a dispute between the Participant and the Committee; and (iv) to accelerate the exercisability of any Award or the termination of any Period of Restriction.

                  (2) In approving the Committee's determinations or other recommendations under (b)(1), the Board of Directors may make such amendments, modifications or qualifications as it deems in the best interest of the Company, and the Board shall provide specific instructions to the Committee for implementation of the same.

                  (3) In its sole discretion, the Board of Directors may waive by resolution one or more of its approval rights under (b)(1) and authorize the Committee to proceed without seeking further approvals either on a case by case basis or permanently until further notice from the Board. Such waiver shall be communicated in writing to the Committee which shall maintain a permanent record of such waiver(s).

            (c) The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee, except as otherwise stated in paragraph 3.1(b).

      3.2 Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees as may be selected by it. Each Award shall be evidenced by an Agreement.

      3.3 Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

      3.4 Rule 16b-3 Requirements. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3, as amended (or any successor or similar rule), under the Exchange Act.

      3.5 Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

      3.6 Certain Determinations. In connection with the Committee's good faith determination of "Fair Market Value" as required herein, the Committee may, as guidance, take into consideration the book value of the Common Stock of the Company, the relationship between the traded price and book value of shares for financial institutions of similar size and similar operating results to the Company and its subsidiary bank, any reasonably recent trades of the Common Stock of the Company brought to the attention of the Committee and such additional relevant information as the Committee in its judgment deems necessary. In its sole discretion, the Committee may, but is not obligated to, consult with and/or engage an investment banker or other appropriate advisor to advise the Committee in connection with its good faith determination of "Fair Market Value" herein.

                                   ARTICLE IV
                            Stock Subject to the Plan

      4.1 Number of Shares. Subject to adjustment as provided in Section 4.3 herein, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 15,000,000. No more than one-third of the aggregate number of such Shares shall be issued in connection with Restricted Stock Awards. Except as provided in Sections 4.2 herein, the issuance of Shares in connection with the exercise of, or as other payment for Awards, under the Plan shall reduce the number of Shares available for future Awards under the Plan.

      4.2 Lapsed Awards or Forfeited Shares. If any Award granted under this Plan (for which no material benefits of ownership have been received, including dividends) terminates, expires, or lapses for any reason other than by virtue of exercise of the Award, or if Shares issued pursuant to Awards (for which no material benefits of ownership have been received, including dividends) are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

      4.3 Capital Adjustments. The number and class of Shares subject to each outstanding Award, the Option Price and the aggregate number and class of Shares for which Awards thereafter may be made shall be subject to such adjustment, if any, as the Committee in its sole discretion deems appropriate to reflect such events as stock dividends, stock splits, recapitalizations, mergers, consolidations or reorganizations of or by the Company.

                                    ARTICLE V
                                   Eligibility

      Persons eligible to participate in the Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees, and directors and consultants.

                                   ARTICLE VI
                                  Stock Options

      6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which any Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified in Section 422A of the Code and rules and regulation thereunder.

      6.2 Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of Options in the event of retirement, death, disability or other termination of employment, and such other provisions as the Committee shall determine. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422A of the Code, or Nonqualified Stock Option not intended to be within the provisions of Section 422A of the Code.

      6.3 Option Price. The exercise price per share of Stock covered by an Option ("OPTION PRICE") shall be determined by the Committee subject to the following limitations. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Grant Date. An ISO granted to an employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock.

      6.4 Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its Award Date.

      6.5 Exercisability. Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants. No Option, however, shall be exercisable until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant.

      6.6 Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form prescribed by the Committee setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option Price shall be payable to the Company in full either in cash, by delivery of Shares of Stock valued at Fair Market Value at the time of exercise, delivery of a promissory note (in the Committee's discretion) or by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment, the Company shall deliver to the Participant, stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name. No Participant who is awarded Options shall have rights as a shareholder until the date of exercise of the Options.

      6.7 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable Federal securities law, under the requirements of the National Association of Securities Dealers, Inc. or any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

      6.8 Nontransferability of Options. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

                                   ARTICLE VII
                                Restricted Stock

      7.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services.

      7.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and such other provisions as the Committee shall determine.

      7.3 Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. No shares of Restricted Stock shall be sold until the expiration of at least six months after the Award Date, except that such limitation shall not apply in the case of death or disability of the Participant. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

      7.4 Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

      7.5 Certificate Legend. In addition to any legends placed on certificates pursuant to Section 7.4 herein, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

      "The sale or other transfer of the Shares of Stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the 1999 Incentive Stock Plan of WorldWater Corp., in the rules and administrative procedures adopted pursuant to such Plan, and in an Agreement dated June 16, 1999. A copy of the Plan, such rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of WorldWater Corp."

      7.6 Removal of Restrictions. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 herein removed from his Stock certificate.

      7.7 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

      7.8 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed.

      7.9 Termination of Employment Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company or one of its Subsidiaries because of normal retirement (as defined in the rules of the Company in effect at the time), any remaining Period of Restriction applicable to the Restricted Stock Shares pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in
Section 7.4 herein the Shares of Restricted Stock shall thereby be free of restrictions and freely transferable. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company because of early retirement (as defined in the rules of the Company in effect at the time), the Committee, in its sole discretion, may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to
Section 7.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

      7.10 Termination of Employment Due to Death or Disability. In the event a Participant's employment is terminated because of death or disability during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to Section 7.3 herein shall automatically terminate and, except as otherwise provided in Section 7.4 herein the shares of Restricted Stock shall thereby be free of restrictions and fully transferable.

      7.11 Termination of Employment for Other Reasons. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment with the Company for any reason other than for death, disability, or retirement, as set forth in Sections 7.9 and 7.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company.

                                  ARTICLE VIII
                                Change in Control

      In the event of a Change in Control of the Company, the Committee, as constituted before such Change in Control, in its sole discretion may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such Award by the Company, upon a Participant's request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant's rights had such Award been currently exercisable or payable; (iii) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (iv) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change in Control.

                                   ARTICLE IX
                 Modification, Extension and Renewals of Awards

      Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards, or, if authorized by the Board, accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan and authorize the granting of new Awards pursuant to the Plan in substitution therefor, and the substituted Awards may specify a lower exercise price than the surrendered Awards, a longer term than the surrendered Awards or may contain any other provisions that are authorized by the Plan. The Committee may also modify the terms of any outstanding Agreement. Notwithstanding the foregoing, however, no modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant.

                                    ARTICLE X
               Amendment, Modification and Termination of the Plan

      10.1 Amendment, Modification and Termination. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

      10.2 Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 herein shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                                   ARTICLE XI
                                   Withholding

      11.1 Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, State and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

      11.2 Stock Withholding. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, or upon the occurrence of any other similar taxable event, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections shall be irrevocable and be made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

                                   ARTICLE XII
                                   Successors

      All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                                  ARTICLE XIII
                                     General

      13.1 Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self regulatory organizations (i.e. exchanges) as may be required.

      13.2 Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment of any Key Employee, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee. Participation in the Plan shall not give any Key Employee any right to be retained in the service of the Company or any of its Subsidiaries.

      13.3 Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

      13.4 Governing Law. The Plan, and all Agreements hereunder, shall be governed, construed and administered in accordance with and governed by the laws of the State of Delaware and the intention of the Company is that ISOs granted under the Plan qualify as such under Section 422A of the Code.

      13.5 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                              [FRONT OF PROXY CARD]

                                WORLDWATER CORP.
       BOARD OF DIRECTORS PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS AT
                     3:00 P.M., FRIDAY, SEPTEMBER 10, 2004

      The undersigned stockholder of WorldWater Corp. (the "COMPANY") hereby appoints Quentin T. Kelly and Terri Lyn Harris, or either of them, as proxies, each with full powers of substitution, to vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) thereof:

1.    TO APPROVE THE RE-ELECTION OF THE FOLLOWING NOMINEE FOR CLASS 1 DIRECTOR:
      LANGE SCHERMERHORN

      |_|  FOR  the  nominee listed above     |_|  AGAINST the nominee listed
                                                      above

2.    TO APPROVE THE ELECTION OF THE FOLLOWING NOMINEE FOR CLASS 1 DIRECTOR:
      DAVID LIFSCHULTZ

      |_|  FOR  the  nominee listed above     |_|  AGAINST the nominee listed
                                                     above

3.    TO APPROVE THE PROPOSED AMENDMENT OF THE COMPANY'S CERTIFICATE OF
      INCORPORATION:

      |_| FOR                      |_| AGAINST               |_| ABSTAIN

4. TO APPROVE THE AMENDMENT OF THE AMENDED 1999 WORLDWATER CORP. INCENTIVE STOCK OPTION PLAN:

      |_| FOR                      |_| AGAINST               |_| ABSTAIN

5. TO APPROVE THE PROPOSED SELECTION OF AMPER, POLITZINER & MATTIA AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR 2004:

      |_| FOR                      |_| AGAINST               |_| ABSTAIN

6. ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING; HEREBY REVOKING ANY PROXY OR PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED:

      |_| FOR                      |_| AGAINST               |_| ABSTAIN

                        (Please sign on the reverse side)

                              [BACK OF PROXY CARD]

                          (Continued from reverse side)

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEMS (1), (2), (3), (4) OR (5) THIS PROXY WILL BE VOTED "FOR" SUCH ITEMS. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (6). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

Receipt herewith of the Company's Notice of Meeting and Proxy Statement, dated on or about July 19, 2004, is hereby acknowledged.

Dated: __________________________________,  2004

      ------------------------------------------------------------------

      ------------------------------------------------------------------

      -----------------------------------------------------------------
      (Signature  of  Stockholder(s))

(Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title.)

                        PLEASE SIGN, DATE AND MAIL TODAY.